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                                                                     EXhibit 3.1

                               SEE REVERSE SIDE

NUMBER                                                                    SHARES
C





               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS
                        RETRACTABLE TECHNOLOGIES, INC.
                     AUTHORIZED TO ISSUE 50,000,000 SHARES
                40,000,000 COMMON SHARES - PAR VALUE $1.00 EACH
           5,000,000 CLASS A PREFERRED SHARES - PAR VALUE $1.00 EACH
           5,000,000 CLASS B PREFERRED SHARES - PAR VALUE $1.00 EACH


     This Certifies that ______________________________________  is the owner of
_____________________________________fully paid and non-assessable Shares of the Common Shares of RETRACTABLE TECHNOLOGIES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

      In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this __________ day of _________ A.D. 19__



___________________________________          ___________________________________
                          Secretary                                    President

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

    TEN COM      ----as tenants in common                            UNIF GIFT MIN ACT      ----..........Custodian.........(Minor)
    TEN ENT      ----as tenants by the entireties                       Under  Uniform  Gifts to  Minors  Act .............(State)
    JT TEN       ----as joint tenants with right of survivorship
                     and not as tenants in common
                                                                                             PLEASE INSERT SOCIAL SECURITY OR OTHER

                                                                                             Identifying Number of Assignee

    For value received, the undersigned hereby sells, assigns and transfers unto
______________________________________________________________________
          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE             ***
________________________________________________________________________________

__________________________________________________________________________Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints____________________________________________________________Attorney to
transfer said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________
            In presence of                   ___________________________________

___________________________________


***Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.